                            Russell Insurance Funds
                                 [LETTERHEAD]

May 4, 1998

VIA ELECTRONIC DELIVERY
-----------------------

Securities and Exchange Commission
450 - 5th Street N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:   Russell Insurance Funds
      SEC File No. 811-5371 (1940 Act)
      File No. 33-18030 (1933 Act)
      Definitive Prospectus Filing Pursuant
      to Rule 497(c) of the Securities Act of 1933

Ladies and Gentlemen:

Transmitted for filing pursuant to Rule 497(c) of the Securities Act of 1933, are the definitive Prospectus and Statement of Additional Information of Russell Insurance Funds dated May 1, 1998. The prospectus and SAI reflect the comments regarding the 485(a) filing that were discussed and faxed to Zandra Bailes of the Commission staff. This definitive prospectus filing is being filed via the EDGAR system. Post-Effective Amendment No. 5 to RIF's Registration Statement on Form N-1A, which contains the Prospectus and Statement of Additional Information, became effective on May 1, 1998.

Sincerely,

/s/ Gregory J. Lyons

Gregory J. Lyons
Associate General Counsel
cc:  Steven M. Felsenstein, Esq.

PROSPECTUS

                            RUSSELL INSURANCE FUNDS
                         909 A Street, Tacoma, WA 98402
                            Telephone (800) 972-0700
                          In Washington (253) 627-7001

    Russell Insurance Funds ("RIF") is a "series mutual fund" with four different investment portfolios referred to individually as "Funds." This Prospectus describes and offers shares of each of the four Funds to qualified insurance company separate accounts offering variable insurance products. Shares will be sold to the insurance company separate accounts at net asset value.

    Each Fund's assets are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell") and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"), which also advises, operates and administers RIF.

    Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

    MULTI-STYLE EQUITY FUND--Seeks income and capital growth by investing principally in equity securities.

    AGGRESSIVE EQUITY FUND--Seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund, by investing in equity securities.

    NON-U.S. FUND--Seeks favorable total return and additional diversification for United States investors by investing primarily in equity and debt securities of non-United States companies and non-United States governments.

    CORE BOND FUND--Seeks to maximize total return through capital appreciation and income by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities.

    This Prospectus sets forth concisely significant information about RIF and its four Funds. RIF has filed a Statement of Additional Information dated May 1, 1998, with the Securities and Exchange Commission. A copy of the Statement of Additional Information may be obtained without charge by writing to the Secretary of RIF at the address shown above. This Prospectus should be read carefully and retained for future reference.

     SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT
        OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT
           DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR
          GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS,
               INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT
                INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT
                  WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE
                     OR LESS THAN WHEN THEY WERE PURCHASED.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON
             THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                     REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

    This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

    The aggregate net assets of these four Funds on April 1, 1998 were $78,573,887, and the net assets of each Fund on that date were:

Multi-Style Equity Fund                                  $35,951,971
Aggressive Equity Fund                                   $19,614,493
Non US Fund                                              $10,365,504
Core Bond Fund                                           $12,641,919

    The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                          PROSPECTUS DATED MAY 1, 1998

                        HIGHLIGHTS AND TABLE OF CONTENTS

    RUSSELL INSURANCE FUNDS ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open-end management investment company, commonly known as a "mutual fund." Russell, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accordance with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification."

    MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. SEE PAGE 12.

    THE PURPOSE OF RIF is to provide an investment base for a variety of insurance products (the "Policies") which will be issued by one or more insurance companies (each referred to herein as an "Insurance Company"). (See page 32 for information concerning monitoring of conflicts which may arise from sales to a number of Insurance Companies). RIF believes that policyowners may benefit from the "multi-style, multi-manager diversification" techniques and money manager evaluation services of Russell on an economical and efficient basis. SEE PAGE 12.

    GENERAL MANAGEMENT OF RIF is provided by Frank Russell Investment Management Company ("FRIMCo"), a wholly-owned subsidiary of Russell, which also furnishes offices and staff required to manage and administer RIF on a day-to-day basis. Russell provides RIF and FRIMCo with comprehensive consulting and money manager evaluation services. SEE PAGE 13.

    SUB-ADVISERS ("MONEY MANAGERS") for the assets of the Funds are evaluated and recommended to the Board of RIF by FRIMCo based upon the consultation and advice of Russell. The Money Managers have complete discretion to purchase and sell portfolio securities for their segment of a Fund consistent with that Fund's investment objectives, policies, restrictions as specified in this prospectus, and the specific strategies developed by Russell and FRIMCo. SEE PAGE 15.

    EXPENSES OF RIF are borne by RIF. Each Fund pays its own expenses, and its portion of the general expenses of RIF and a management fee to FRIMCo. FRIMCo, as agent to the Funds, pays from its fees, the investment advisory fees of the Money Managers of the Funds. The remainder of the fee is retained by FRIMCo, for conducting RIF's general operations and for providing investment supervision for the Funds. Each Fund pays directly for other services provided to shareholders, and for other operating expenses and for certain performance and Money Manager evaluation reports furnished by Russell to RIF and FRIMCo. SEE PAGE 15.

    INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES apply to each Fund. Those designated as "fundamental" may not be changed without the approval of a majority of a Fund's shareholders. SEE PAGE 16.

    DIVIDENDS AND DISTRIBUTIONS will normally be reinvested in additional shares by the Insurance Company. Dividends from net investment income are declared quarterly by the Multi-Style Equity Fund, the Aggressive Equity Fund and the Core Bond Fund and annually by the Non-U.S. Fund. All Funds will declare distributions from net realized capital gains, if any, at least annually. SEE PAGE 26.

    TAXES PAYABLE BY THE FUNDS are expected to be nominal, since each Fund will seek to reduce taxes by distributing substantially all of its net investment income and realized capital gains to Insurance Company separate accounts ("Separate Accounts") for the benefit of policyholders. Policyholders should review the section on "Taxes" in the prospectus of the Policies for a description of the federal tax effects concerning the Policies, and should consult a tax adviser concerning state or local taxes. SEE PAGE 27.

    VALUATION OF FUND SHARES occurs each business day on which shares are offered or orders to redeem shares are tendered. The value of a share of a Fund is based upon the next computed current market value of the assets of the Fund, less its liabilities, divided by the number of shares of the Fund. SEE PAGE 28.

    SHARES OF EACH FUND ARE SOLD AND REDEEMED at the net asset value next computed after receipt of the order. The Funds do not assess a redemption charge. SEE PAGE 29.

    ADDITIONAL INFORMATION is also included in this Prospectus concerning: RIF's Custodian; Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. SEE PAGES 30-32.

                     ANNUAL FUND OPERATING EXPENSES OF THE
                            MULTI-STYLE EQUITY FUND

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                None
  Sales Load Imposed on Reinvested Dividends                                                     None
  Deferred Sales Load                                                                            None
  Redemption Fees                                                                                None
  Exchange Fees                                                                                  None
ANNUAL OPERATING EXPENSES:
 (as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                                           .09%
  12b-1 Fees                                                                                     None
  Other Expenses:
    Custodian Fees                                                                    .38%
    Transfer Agent Fees                                                               .08%
    Other Fees                                                                        .37%
                                                                                      ---
    Total Other Expenses (After Fee Waiver) (1)                                                  0.83%
                                                                                            ---------
Total Operating Expenses (After Fee Waiver) (1)                                                  0.92%
                                                                                            ---------
                                                                                            ---------

EXAMPLE:                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
You would pay the following expenses on a $1,000
 investment assuming (1) 5% annual return and (2)
 redemption at the end of each time period                  $       9    $      29    $      51    $     116
                                                                   --
                                                                   --
                                                                               ---          ---        -----
                                                                               ---          ---        -----

------------------------

(1) The Manager has voluntarily agreed to waive a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis. The Manager has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The estimated gross annual custodian fees, transfer agent fees, other fees and Total Operating Expenses absent the reimbursements would have been .38%, .08%, .37%, and 1.61%, respectively of average daily net assets. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders.

                     ANNUAL FUND OPERATING EXPENSES OF THE
                             AGGRESSIVE EQUITY FUND

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                None
  Sales Load Imposed on Reinvested Dividends                                                     None
  Deferred Sales Load                                                                            None
  Redemption Fees                                                                                None
  Exchange Fees                                                                                  None
ANNUAL OPERATING EXPENSES:
 (as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                                            .0%
  12b-1 Fees                                                                                     None
  Other Expenses:
    Custodian Fees                                                                    .69%
    Transfer Agent Fees                                                               .09%
    Other Fees (After Reimbursement) (1)                                              .47%
                                                                                      ---
    Total Other Expenses (After Fee Waiver and Reimbursement) (1)                                1.25%
                                                                                            ---------
Total Operating Expenses (After Fee Waivers and Reimbursement) (1)                               1.25%
                                                                                            ---------
                                                                                            ---------

EXAMPLE:                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
You would pay the following expenses on a $1,000
 investment assuming (1) 5% annual return and (2)
 redemption at the end of each time period                  $      13    $      38    $      69    $     158
                                                                  ---          ---          ---        -----
                                                                  ---          ---          ---        -----

------------------------

(1) The Manager has voluntarily agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis. The Manager has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The estimated gross annual custodian fees, transfer agent fees, other fees and Total Operating Expenses absent the reimbursements would have been .69%, .09%, .49%, and 2.22%, respectively of average daily net assets. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders.

                     ANNUAL FUND OPERATING EXPENSES OF THE
                                 NON-U.S. FUND

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                None
  Sales Load Imposed on Reinvested Dividends                                                     None
  Deferred Sales Load                                                                            None
  Redemption Fees                                                                                None
  Exchange Fees                                                                                  None
ANNUAL OPERATING EXPENSES:
 (as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                                           0.0%
  12b-1 Fees                                                                                     None
  Other Expenses:
    Custodian Fees (After Reimbursement) (1)                                          .88%
    Transfer Agent Fees (After Reimbursement) (1)                                     .06%
    Other Fees (After Reimbursement) (1)                                              .36%
                                                                                      ---
    Total Other Expenses (After Fee Waiver and Reimbursement) (1)                                1.30%
                                                                                            ---------
Total Operating Expenses (After Fee Waiver and Reimbursement) (1)                                1.30%
                                                                                            ---------
                                                                                            ---------

EXAMPLE:                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
You would pay the following expenses on a $1,000
 investment assuming (1) 5% annual return and (2)
 redemption at the end of each time period                  $      13    $      40    $      72    $     164
                                                                  ---          ---          ---        -----
                                                                  ---          ---          ---        -----

------------------------

(1) The Manager has voluntarily agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis. The Manager has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The gross annual Management Fees before the waivers and reimbursement would be 0.95% of average daily net assets. The estimated gross annual custodian fees, transfer agent fees, other fees and Total Operating Expenses absent the reimbursements would have been 1.84%, .12%, .74% and 3.65%, respectively of average daily net assets. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders.

                     ANNUAL FUND OPERATING EXPENSES OF THE
                                 CORE BOND FUND

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                None
  Sales Load Imposed on Reinvested Dividends                                                     None
  Deferred Sales Load                                                                            None
  Redemption Fees                                                                                None
  Exchange Fees                                                                                  None
ANNUAL OPERATING EXPENSES:
 (as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                                           0.0%
  12b-1 Fees                                                                                     None
  Other Expenses:
    Custodian Fees (After Reimbursement) (1)                                          .42%
    Transfer Agent Fees (After Reimbursement) (1)                                     .06%
    Other Fees (After Reimbursement) (1)                                              .32%
                                                                                      ---
    Total Other Expenses (After Fee Waiver and Reimbursement) (1)                                 .80%
                                                                                            ---------
Total Operating Expenses (After Fee Waiver and Reimbursement) (1)                                 .80%
                                                                                            ---------
                                                                                            ---------

EXAMPLE:                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
You would pay the following expenses on a $1,000
 investment assuming (1) 5% annual return and (2)
 redemption at the end of each time period                  $       8    $      24    $      44    $     101
                                                                  ---          ---          ---        -----
                                                                  ---          ---          ---        -----

------------------------

(1) The Manager has voluntarily agreed to waive a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis. The Manager has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The gross annual Management Fees before the waivers and reimbursement would be 0.60% of average daily net assets. The estimated gross annual custodian fees, transfer agent fees, other fees and Total Operating Expenses absent the reimbursement would have been .90%, .12%, .68% and 2.30%, respectively of average daily net assets. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders.

              FINANCIAL HIGHLIGHTS OF THE MULTI-STYLE EQUITY FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

MULTI-STYLE EQUITY FUND

                                                                                                          1997++
                                                                                                         ---------
Net Asset Value, Beginning of Year                                                                       $   10.00
                                                                                                         ---------
Income From Investment Operations:
  Net investment income                                                                                        .09
    Net realized and unrealized gain (loss) on investments                                                    2.75
                                                                                                         ---------
    Total From Investment Operations                                                                          2.84
                                                                                                         ---------
Less Distributions:
  Net investment income                                                                                       (.06)
  In excess of net investment income                                                                            --
  Net realized gain on investments                                                                              --
  In excess of net realized gain on investments                                                                 --
    Total Distributions                                                                                       (.06)
                                                                                                         ---------
Net Asset Value, End of Year                                                                             $   12.78
                                                                                                         ---------
                                                                                                         ---------
Total Return (%) (a)                                                                                         28.53
Ratios (%)/Supplemental Data: (b)
  Operating expenses, net, to average net assets                                                               .92
  Operating expenses, gross, to average net assets                                                            1.61
  Net investment income to average net assets                                                                  .76
  Portfolio turnover (b)                                                                                     64.95
  Net assets, end of year ($000 omitted)                                                                 $  23,639
  Per share amount of fees waived ($ omitted)                                                                   --
  Per share amount of fees reimbursed ($ omitted)                                                               --

------------------------

 (a) The total return for the period is not annualized.

(b) The ratios for the period January 2, 1997 (commencement of operations) to December 31, 1997, are annualized.

 ++ For the period January 2, 1997 (commencement of operations) to December 31,
    1997.

 * See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE AGGRESSIVE EQUITY FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

AGGRESSIVE EQUITY FUND

                                                                                                          1997++
                                                                                                         ---------
Net Asset Value, Beginning of Year                                                                       $   10.00
                                                                                                         ---------
Income From Investment Operations:
  Net investment income                                                                                        .04
  Net realized and unrealized gain (loss) on investments                                                      3.45
                                                                                                         ---------
    Total From Investment Operations                                                                          3.49
                                                                                                         ---------
Less Distributions:
  Net investment income                                                                                       (.04)
                                                                                                         ---------
Net Asset Value, End of Year                                                                             $   13.45
                                                                                                         ---------
                                                                                                         ---------
Total Return (%) (a)                                                                                         35.07
Ratios (%)/Supplemental Data:
  Operating expenses, net, to average net assets (b)                                                          1.25
  Operating expenses, gross, to average net assets (b)                                                        2.22
  Net investment income to average net assets (b)                                                              .39
  Portfolio turnover (b)                                                                                     91.56
  Net assets, end of year ($000 omitted)                                                                 $  15,372
  Average commission rate paid per share of security ($ omitted)                                             .0360

------------------------

 (a) The total return for the period is not annualized.

(b) The ratios for the period January 2, 1997 (commencement of operations) to December 31, 1997, are annualized.

 ++ For the period January 2, 1997 (commencement of operations) to December 31,
    1997.

 * See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                   FINANCIAL HIGHLIGHTS OF THE NON-U.S. FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

NON-U.S. FUND

                                                                                                            1997++
                                                                                                           ---------
Net Asset Value, Beginning of Year                                                                         $   10.00
                                                                                                           ---------
Income From Investment Operations:
  Net investment income                                                                                          .09
  Net realized and unrealized gain (loss) on investments                                                        (.06)
                                                                                                           ---------
    Total From Investment Operations                                                                             .03
                                                                                                           ---------
Net Asset Value, End of Year                                                                               $   10.03
                                                                                                           ---------
                                                                                                           ---------
Total Return (%) (a)                                                                                             .30
Ratios (%)/Supplemental Data:
  Operating expenses, net, to average net assets (b)                                                            1.30
  Operating expenses, gross, to average net assets (b)                                                          3.60
  Net investment income to average net assets (b)                                                                .98
  Portfolio turnover (b)                                                                                       68.54
  Net assets, end of year ($000 omitted)                                                                   $   6,876
  Average commission rate paid per share of security ($ omitted) (c)                                           .0026

------------------------

 (a) The total return for the period is not annualized.

(b) The ratios for the period January 2, 1997 (commencement of operations) to December 31, 1997, are annualized.

(c) In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

 ++ For the period January 2, 1997 (commencement of operations) to December 31,
    1997.

 * See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE CORE BOND FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

CORE BOND FUND

                                                                                                            1997++
                                                                                                           ---------
Net Asset Value, Beginning of Year                                                                         $   10.00
                                                                                                           ---------
Income From Investment Operations:
  Net investment income                                                                                          .64
  Net realized and unrealized gain (loss) on investments                                                         .30
                                                                                                           ---------
    Total From Investment Operations                                                                             .94
                                                                                                           ---------
Less Distributions:
  Net investment income                                                                                         (.49)
                                                                                                           ---------
Net Asset Value, End of Year                                                                               $   10.45
                                                                                                           ---------
                                                                                                           ---------
Total Return (%) (a)                                                                                            9.73
Ratios (%)/Supplemental Data:
  Operating expenses, net, to average net assets (b)                                                             .80
  Operating expenses, gross, to average net assets (b)                                                          2.20
  Net investment income to average net assets (b)                                                               6.38
  Portfolio turnover (b)                                                                                       53.86
  Net assets, end of year ($000 omitted)                                                                   $   8,523

------------------------

 (a) The total return for the period is not annualized.

(b) The ratios for the period January 2, 1997 (commencement of operations) to December 31, 1997, are annualized.

 ++ For the period January 2, 1997 (commencement of operations) to December 31,
    1997.

 * See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                               THE PURPOSE OF RIF

    RIF has been organized to provide the investment base for one or more variable insurance products ("Policies") to be issued by one or more Insurance Companies. Accordingly, the interest of a policyowner in RIF's shares is subject to the terms of the Policy described in the accompanying prospectus for the Policy, which should be reviewed carefully by a person considering the purchase of a Policy. That prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under the Policy. The rights of an Insurance Company as a shareholder of a Fund should be distinguished from the rights of a policyowner which are described in the Policies. As long as shares of the Funds are sold only to the Insurance Company, the term "shareholder" or "shareholders" in this Prospectus shall refer to an Insurance Company owning shares of RIF.

                    FRANK RUSSELL COMPANY--CONSULTANT TO RIF

    Russell, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Russell and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland, Tokyo and Hong Kong, and have approximately 1,350 associates.

    Three functions are at the core of Russell's consulting service:

    OBJECTIVE SETTING: defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

    ASSET ALLOCATION: allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

    MONEY MANAGER RESEARCH: evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specific objectives, investment styles and strategies.

    When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique with the objectives of reducing risk and increasing returns.

                   MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

    FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds. The Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

    Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities over the past 50 years have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time, asset classes with greater risk may also underperform lower risk asset classes on either a risk adjusted or absolute basis.

Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

    Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods, while performance cycles tend to repeat themselves, they do not do so predictably.

    FRIMCo and Russell do believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo and Russell combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

    By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to craft portfolios that meet their specific investment needs.

                           GENERAL MANAGEMENT OF RIF

    RIF's Board of Trustees is responsible for overseeing generally the operation of RIF, including reviewing and approving RIF's contracts with FRIMCo, Russell and the Money Managers. RIF's officers, all of whom are employed by FRIMCo or its affiliates, are responsible for the day-to-day management and administration of RIF's operations. The Money Managers are responsible for individual portfolio securities selection for the assets assigned to them.

    FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for RIF; (ii) provides RIF with office space, equipment, and personnel necessary to operate and administer RIF's business, and to supervise the provision of services by third parties, such as the Money Managers and the custodian bank; (iii) develops the investment programs, selects the Money Managers, allocates assets among the Money Managers, and monitors the Money Managers' investment programs and results; (iv) is authorized to select or hire Money Managers to select individual portfolio securities held in RIF's "Liquidity Portfolios" (see, "Investment Policies--Liquidity Portfolios"); and
(v) provides RIF with transfer agent and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent and shareholder recordkeeping), as well as the costs of preparing and distributing explanatory materials concerning the Funds (less any amounts reimbursed by the Insurance Company for marketing materials).

    The responsibility of overseeing the Money Managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:

    - Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
      1989.

    - Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group.

      Mr. Amberson, jointly with another Portfolio Manager identified herein, has primary responsibility for management of the Core Bond Fund.

    - Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another Portfolio Manager identified herein, has primary responsibility for management of the Core Bond Fund.

    - Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive for Russell's Investment Group. Ms. Carter, jointly with another Portfolio Manager identified herein, has primary responsibility for management of the Non-US Equity Fund.

    - Ann Duncan, who has been a Portfolio Manager of FRIMCo since January 1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another Portfolio Manager identified herein, has primary responsibility for management of the Non-US Equity Fund.

    - James M. Imhof, Manager of FRIMCo's Portfolio Trading, who manages the Trust on a day to day basis, and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

    - Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of Russell's U.S. Equity Manager Research Department. Mr. Trittin, jointly with another Portfolio Manager identified herein, has primary responsibility for management of the Multi-Style and Aggressive Equity Funds.

    - C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another Portfolio Manager identified herein, has primary responsibility for management of the Multi-Style and Aggressive Equity Funds.

    Russell provides to each Fund and to FRIMCo asset management consulting services--including the objective setting and asset allocation technology, and the Money Manager research and evaluation assistance--which Russell provides to its other consulting clients. Russell receives no fee from RIF or FRIMCo for these consulting services. Russell and FRIMCo, as affiliated companies, may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Russell services supplied to FRIMCo.

    George F. Russell, Jr., Chairman of the Board of Trustees of RIF, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly-owned subsidiary of Russell.

    RIF has received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") which permits RIF, with the approval of its Board of Trustees, to engage and terminate Money Managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the Money Managers of each RIF Fund.

    For its services, FRIMCo receives a management fee from each Fund. From this fee, FRIMCo, acting as agent for RIF, is responsible for paying the Money Managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees payable to FRIMCo monthly on a pro rata basis, are equal to the following percentages of the average daily net assets of each fund: Multi-Style Equity Fund, .78%; Aggressive Equity Fund, .95%; Non-U.S. Fund, .95%; and Core Bond Fund, .60% of average daily net assets. The fee paid by some of the Funds may be higher than the fees charged to other mutual funds with similar objectives which use only a single money manager.

    Until further notice, FRIMCo intends to voluntarily waive all or a portion of its management fees, and, if necessary, reimburse Fund total operating expenses, to the extent necessary for each of the Funds to maintain annual expenses ratios of not more than .92% for the Multi-Style Equity Fund; 1.25% for the Aggressive Equity Fund; 1.30% for the Non-U.S. Fund and .80% for the Core Bond Fund. FRIMCo intends its fee waivers and reimbursements to remain in effect throughout 1998, but such waiver may be revised or eliminated at any time therefore, without notice to shareholders.

                             EXPENSES OF THE FUNDS

    The Funds will pay all of their expenses other than those expressly assumed by FRIMCo. The Funds' principal expenses are expected to include the management and transfer agent fees payable to FRIMCo; fees for custodial, portfolio accounting and tax accounting services payable to State Street Bank and Trust Company; fees for independent auditing and legal services; deferred organizational expenses; and fees for filing reports and registering shares with regulatory bodies.

                               THE MONEY MANAGERS

    The assets of each Fund are allocated currently among the Money Managers listed in the section "Money Manager Profiles" and FRIMCo. THE ALLOCATION OF A FUND'S ASSETS AMONG MONEY MANAGERS AND FRIMCO MAY BE CHANGED AT ANY TIME BY FRIMCO. MONEY MANAGERS ARE EMPLOYED FOR MANAGEMENT OF THE ASSETS OF A FUND PURSUANT TO MANAGEMENT CONTRACTS APPROVED BY THE BOARD OF TRUSTEES OF RIF (INCLUDING A MAJORITY OF CERTAIN TRUSTEES WHO ARE NOT INTERESTED PERSONS OF RIF OR FRIMCO), AND A MONEY MANAGER'S SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCO, THE BOARD OF TRUSTEES, OR THE SHAREHOLDERS OF AN AFFECTED FUND. A Fund may, without the approval of its shareholders, provide for the employment of a new Money Manager pursuant to the provisions of a new management contract. RIF will notify shareholders of the Fund concerned within 60 days of when a Money Manager begins providing services or of implementation of a material change in a Money Manager's contract.

    From its management fees, FRIMCo, as agent for RIF, pays all fees to the Money Managers for their investment selection services. Quarterly, each Money Manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the Money Manager. Management fees payable to the money managers during 1997 were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each fund: Multi-Style Equity Fund .24%, Aggressive Equity Fund .53%, Non-U.S. Fund
 .37% and Core Bond Fund .19%. FRIMCo will retain, as compensation for the services described under "General Management of the Funds" and to pay its expenses, the difference between these fees and the management fee of the applicable Fund. Fees paid to the Money Managers are not affected by any voluntary or statutory expense limitations. Some Money Managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.

    Each Money Manager has agreed that once RIF has advanced fees to FRIMCo as agent to make payment of the Money Manager's fee, that Money Manager will look only to FRIMCo as agent to make the payment of its fee.

    Money Managers are selected for RIF's Funds based primarily upon the research and recommendations of Russell and FRIMCo, which evaluate qualitatively and quantitatively each Money Manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in recommending or terminating a Money Manager.

    Each Money Manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Russell and FRIMCo with respect to the particular investment style for which the Money Manager was engaged. Although the Money Managers' activities are subject to general oversight by the Board of Trustees and officers of RIF, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the Money Managers' portfolio security selections. However, the Funds' cash holdings may be managed by FRIMCo to achieve economies of scale.

                INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

    Each Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that Fund. If there is a change in a fundamental investment objective, investors should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Other policies reflect current practices of the Funds, and may be changed by the Funds without the approval of shareholders. This section of the Prospectus describes the Funds' principal objectives, restrictions and policies. A more detailed discussion appears in the Statement of Additional Information ("SAI").

INVESTMENT OBJECTIVES

    Each Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Fund will invest more than 65% of its net assets in the types of securities identified in its statement of objectives. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their Money Managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist. (SEE, "Investment Policies--Cash Reserves.")

    MULTI-STYLE EQUITY FUND'S objective is to provide income and capital growth by investing principally in equity securities.

    The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

    AGGRESSIVE EQUITY FUND'S objective is to seek to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities.

    The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell
1000-Registered Trademark- Index. A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies which tend to reinvest most of their earnings, rather than pay significant cash dividends; or companies characterized as "special situations" where the Money Managers believe that cyclical developments in the securities markets, the industry, or the issuer itself present opportunities for capital growth.

    NON-U.S. FUND'S objective is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

    The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside of the United States.

    The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in at least three different countries, not including the United States.

    CORE BOND FUND'S objective is to maximize total return, through capital appreciation and income by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities.

    The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

    The Fund may also invest in convertible securities and derivatives, including warrants and interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of its respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

    The Fund may invest up to 25% of its assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors

Service, Inc. ("Moody's") or in unrated securities judged by the Money Managers of the Fund to be of comparable quality. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca and C is regarded by S&P and Moody's, respectively, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, please refer to RIF's Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No Fund will:

1. Invest in any security if, as a result of such investment, less than 75% of its assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund.

2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities).

3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only for temporary purposes.

    The Funds also have certain non-fundamental investment restrictions, including a restriction that no Fund will invest more that 5% of its assets in securities of issuers which, together with any predecessor have been in operation for less than three years; or invest more than 5% of its assets in warrants.

INVESTMENT POLICIES

    The Funds use certain investment instruments and techniques commonly used by institutional investors. The principal policies are the following:

    CASH RESERVES. Each Fund is authorized to invest its cash reserves (and funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments, including shares of unaffiliated money market funds, and in debt securities which are at least comparable in quality to the Fund's permitted investments, including call deposits with the RIF's custodian.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at time of the agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Investment Policies--Illiquid

Securities," no Fund will invest more than 15% of its total assets (taken at current market value) in repurchase agreements maturing in more than seven days.

    LIQUIDITY PORTFOLIOS. FRIMCo will exercise investment discretion or select a Money Manager to exercise investment discretion for approximately 5%-15% of each of the Multi-Style Equity, Aggressive Equity, and Non-U.S. Funds' assets assigned to a "Liquidity Portfolio." Each Fund's Liquidity Portfolio will be used to create temporarily, through investments in options and futures contracts, an equity exposure for that Fund's cash balances until those balances are invested in securities or used for Fund transactions. The purpose of having this portfolio is to hedge against the effect that changes in general market conditions might have on the value of securities that are held in the applicable Fund's portfolios or of securities that the Funds intend to purchase.

    FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled.

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a Money Manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid Assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect. Subject to the overall limitations described in "Investment Policies--Illiquid Securities," no Fund will invest more than 15% of its total assets (taken at current market value) in reverse repurchase agreements maturing in more than seven days.

    LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities with a value of up to 33.33% of its total assets. Such loans may be terminated at any time. The Fund will receive either cash (and agree to pay a "rebate" interest rate), US government, or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the current loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.

    Cash collateral is invested in high-quality short-term instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank, the Funds' custodian, for which it may receive an asset-based fee) and other investments meeting certain quality and maturity requirements established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Fund and the Fund's custodian.

    The Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. RIF may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Fund must immediately pay the amount of the shortfall to the borrower.

    ILLIQUID SECURITIES. The Funds, will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities, including repurchase agreements, of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Funds will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the Money Managers in accordance with Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

    INVESTMENT IN FOREIGN SECURITIES. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency exchange rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

    The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

    DEPOSITORY RECEIPTS. The Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank and trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in the U.S. Securities markets.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("FORWARD CURRENCY
CONTRACTS"). The Non-U.S. and Core Bond Funds may enter into forward currency contracts, which are agreements to exchange one currency for another--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place, will be negotiated and fixed for the term of the contract at the time that a Fund enters into a contract. The Funds may engage in forward contracts that involve transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate liquid assets in an amount at all times equal to or exceeding the Funds' commitment with respect to these contracts.

    Upon maturity of a forward currency contract, the Funds may (a) pay for and receive the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward currency contract by entering into an offset with the currency trader whereby the Funds pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund also may be able to negotiate such an offset prior to maturity of the original forward currency contract. There can be no assurance that new forward currency contracts or offsets will always be available to the Funds.

    Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments denominated in foreign currencies.

    The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a Money Manager's special skills and experience with respect to such instruments and usually depends on the Money Manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Funds are engaged in that strategy.

    A Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above.

    OPTIONS. The Funds, may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds, may also purchase and sell put and call options on foreign currencies.

    A Fund may invest up to 5% of its assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

    CALL AND PUT OPTIONS ON SECURITIES. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

    A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

    A Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

    To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

    The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

    The Funds intend to purchase and write call and put options on specific securities. The Funds will purchase and write options only to the extent permitted by the policies of state securities authorities in states where the shares of the Funds are qualified for offer and sale.

    SECURITIES INDEX OPTIONS. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. Only the Multi-Style Equity, Aggressive Equity, and Non-U.S. Funds, currently intend to purchase and write call and put options on securities indexes.

    The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

    Where a Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

    There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    OPTIONS ON FOREIGN CURRENCY. The Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. For a more detailed description of options, including a discussion of the risks associated with options, see "Call and Put Options on Specific Securities," above. None of the Funds currently intends to write or purchase such exchange-traded options.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

    An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as certificates issued by the Government National Mortgage Association ("GNMA") or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

    Each Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

    There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

    The Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid asset equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options" above.

    A Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission. A Fund may also enter into futures contracts and options on futures contracts for non-hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

    HIGH RISK BONDS. The Funds, other than the Core Bond Fund, do not invest assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Money Managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's and S&P consider securities rated Baa to have some speculative characteristics. The Funds, other than the Core Bond Fund, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. For additional information, please refer to the Funds' Statement of Additional Information.

    The Core Bond Fund will invest in "investment grade" securities and may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Money Managers of the Fund to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The Money Managers of the Core Bond Fund will seek to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of their own credit analysis. For additional information, please refer to the Statement of Additional Information.

    U.S. GOVERNMENT OBLIGATIONS. The types of US government obligations the Funds may at times invest in include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills have a maturity of one year or less; (b) US Treasury notes have original maturities of one to ten years; and (c) US Treasury bonds have original maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities, which are supported by any of the following: (a) the full faith and credit of the US Treasury (such as GNMA participation certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury; (c) discretionary authority of the US government agency or instrumentality; or (d) the credit of the instrumentality (examples of agencies and instrumentalities are Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US government obligations on a forward commitment basis.

PORTFOLIO TRANSACTION POLICIES

    Decisions to buy and sell securities are made by the Money Managers for the assets assigned to them, and by FRIMCo or the Money Manager for the Liquidity Portfolios. Money Managers make decisions to buy or sell securities independently from other Managers. Thus, one Manager could be selling a security when another Manager for the same Fund is purchasing the same security. In addition, when a Money Manager's services are terminated and another retained, the new Money Manager may significantly restructure the portfolio within the investment guidelines and restrictions imposed on the portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for the Funds are shown in the Financial Highlights Tables in this Prospectus. A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes"). RIF's Board of Trustees monitors portfolio activities to minimize possible adverse consequences.

    FRIMCo and the various money managers arrange for the purchase and sale of the Investment Company's securities and the selection of brokers and dealers (including affiliates), which in their best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, brokers and dealers may be selected based on research, statistical or other services they are able to provide. This may cause the Investment Company to pay commissions at rates that exceed rates that other brokers and dealers may have charged if it views the commissions as reasonable in relation to the value of the brokerage and/or research services.

    The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of FRIMCo, when a money manager determines that the Fund will receive competitive execution, price, and commissions. Upon completion of such transactions, Frank Russell Securities, Inc. will refund up to 70% of the commissions paid by that Fund after reimbursement for research services provided to FRIMCo. Similarly, the Funds may effect portfolio transactions through and pay brokerage commissions to the various money manager affiliated brokers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

    The Board of Trustees presently intends that dividends will be declared from net investment income, for payment on the following schedule:

 DECLARED              PAYABLE
-----------  ----------------------------
Quarterly    Mid-February, April, July     Multi-Style Equity, Aggressive Equity and Core
                 and October               Bond Funds

Annually     Mid-February                  Non-U.S. Fund

CAPITAL GAINS DISTRIBUTIONS

    The Board intends that distributions will be declared annually, generally in mid-February from capital gains realized through December 31 (excess of capital gains over capital losses). In addition, in order to satisfy certain distribution requirements, a Fund may declare special year-end dividend and capital gains distributions. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on December 31 of the prior year.

AUTOMATIC REINVESTMENT

    All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the Fund paying the dividend or making the distribution unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, RIF's transfer and dividend paying agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

    Each Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the intention of each Fund to distribute all such income and gains.

    Fund shares are offered only to separate accounts of Insurance Companies (which are insurance company separate accounts that fund the Policies). For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the Policies and the holders thereof, see the discussion regarding "Federal Tax Considerations" included in the prospectus for the Policies.

    Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M of the Code and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because Section 817(h) and the regulations thereunder treat a Fund's assets as assets of the related separate account, these limitations also apply to the Fund's assets that may be invested in securities of a single issuer. Generally, the regulations provide that, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, nor more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. A government security includes any security issued or guaranteed or insured by the United States or an instrumentality of the United States. In the case of government security, each government agency or instrumentality shall be treated as a separate issuer. Failure of a Fund to satisfy the Section 817(h) requirements could result in adverse tax consequences to the Insurance Company and holders of Policies, other than as described in the prospectus for the Policies.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information and Policy Prospectus for a more detailed discussion. Prospective investors are urged to consult their tax advisers.

                       PERFORMANCE AND YIELD INFORMATION

    From time to time, the RIF Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Funds are as follows:

                                                         INCEPTION TO DEC. 31,      INCEPTION
                                                                 1997                 DATE
                                                       -------------------------  -------------
Multi-Style Equity Fund                                            28.53%            01/02/97
Aggressive Equity Fund                                             35.07             01/02/97
Non-U.S. Fund                                                       0.30             01/02/97
Core Bond Fund                                                      9.73             01/02/97

    The Core Bond Fund also may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized--the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

    Each Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

                            VALUATION OF FUND SHARES

NET ASSET VALUE PER SHARE

    The net asset value per share is calculated for each Fund on each business day on which shares are offered or orders to redeem are tendered. For all Funds a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for a Fund by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

                       VALUATION OF PORTFOLIO SECURITIES

    With the exceptions noted below, the Funds value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sell price.

    Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. International equity securities traded on a national securities exchange are valued on the basis of the last sale price. Non-U.S. traded over-the-counter securities are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

    Money market instruments maturing within 60 days of the valuation date held by Funds are valued at "amortized cost," unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    Separate accounts of the Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to Policies. Individuals may not place orders directly with RIF. See the prospectus of the Separate Account and Policies of the Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific Funds. The Funds do not issue share certificates.

    Purchase orders from Separate Accounts based on premiums and transaction requests received by the Insurance Company on a given business day in accordance with procedures established by the Insurance Company will be effected at the net asset value of the applicable Fund determined on such business day if the orders are received by RIF in proper form and in accordance with applicable requirements on the next business day before 8:00 am, pacific time, and federal funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by RIF on such next business day in accordance with applicable requirements by 11:00 am, Pacific time. It is each Insurance Company's responsibility to properly transmit purchase orders and Federal funds in accordance with applicable requirements. Policy owners should refer to the prospectus for their Policy and Separate Account in this regard.

                             REDEMPTION PROCEDURES

    Fund shares may be redeemed at any time by the Separate Accounts of the Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests for Separate Accounts based on premiums and transaction requests received by the Insurance Company on a given business day in accordance with procedures established by the Insurance Company will be effected at the net asset value of the applicable Fund determined on such business day if the requests are received by RIF in proper form and in accordance with applicable requirements on the next business day. It is each Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy owners should consult their Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by a Fund when shares are redeemed.

    RIF ordinarily will make payment for all shares redeemed within seven days after receipt by RIF or its transfer agent of a redemption request in proper form, except as provided by rules of the SEC.

    Should any conflict between variable annuity Policy owners and variable life insurance Policy owners arise which would require that a substantial amount of net assets be withdrawn from a Fund, orderly Fund management could be disrupted to the potential detriment of affected Policy owners.

                             ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

    Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for RIF shares sold to the Insurance Company. The distributor receives no compensation from RIF for its services.

    State Street Bank and Trust Company ("State Street"), Boston, Massachusetts, holds all portfolio securities and cash assets of each Fund and provides portfolio recordkeeping services. State Street is authorized to deposit securities in securities depositories or to use the services of sub-custodians. State Street has no responsibility for the supervision and management of RIF.

    Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Fund's independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the Funds, or their accounts from FRIMCo.

YEAR 2000

    The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 form the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION AND VOTING

    RIF was organized as a Maryland corporation on October 8, 1987, and was reorganized by changing its domicile and legal status to a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. Russell has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from RIF the use of the name "Frank Russell" or its derivations.

    RIF issues shares of beneficial interest divisible into an unlimited number of funds, each of which is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. (The

Funds do not presently offer interests in multiple classes, although they may do so in the future.) Each Fund share represents an equal proportionate interest in the assets of that Fund, has a par value of $.01 per share, and is entitled to such dividends and distributions earned on the assets belonging to such Fund as may be declared by the Board of Trustees. Shares of a Fund are fully paid and nonassessable and have no preemptive or conversion rights. Each Fund share has one vote; there are no cumulative voting rights. There is no Annual Meeting of shareholders, but Special Meetings may be held. On any matter which affects only a particular Fund, only shareholders of that Fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

    The Trustees of RIF hold office for the life of RIF. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of RIF's shares. A vacancy in the Board of Trustees shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.

    In connection with an exemptive order which RIF received from the SEC, it has committed to a "pass-through" voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by Policyholders, and to cast votes for which it has not received voting instructions from Policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions.

    Under the terms of a second exemptive order received by RIF from the SEC, shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity Policies. RIF's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

                             MONEY MANAGER PROFILES

    The Money Managers, have no other affiliations with the Funds, FRIMCo or with Russell. Each Money Manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These Money Managers may also serve as managers or advisers to other RIF Funds, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

MULTI-STYLE EQUITY FUND

    ALLIANCE CAPITAL MANAGEMENT L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. Axa, a French insurance company holds 60.5% of The Equitable.

    EQUINOX CAPITAL MANAGEMENT INC., 590 Madison Ave, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

    WESTPEAK INVESTMENT ADVISORS, LP, 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.

AGGRESSIVE EQUITY FUND

    ROTHSCHILD ASSET MANAGEMENT, INC., 1251 Avenue of the Americas, 51st Floor, New York, NY 10020, is a wholly owned subsidiary of Rothschild North America, Inc., whose indirect parent is Rothschild Concordia A.G., a Swiss-based holding company for the Rothschild Group.

    WESTPEAK INVESTMENT ADVISORS, LP, see Multi-Style Equity Fund.

NON-U.S. FUND

    J.P. MORGAN INVESTMENT MANAGEMENT, INC., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

    OECHSLE INTERNATIONAL ADVISORS, One International Place, 23th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners of its general partner, Oechsle Group, L.P. The general partners are:
S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer, Tetsuo Shiozumi, Andrew Paslin and Warren Walker.

    THE BOSTON COMPANY ASSET MANAGEMENT, INC., One Boston Place, 14th Floor, Boston, MA 02108, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

CORE BOND FUND

    PACIFIC INVESTMENT MANAGEMENT COMPANY, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

    STANDISH, AYER & WOOD, INC., One Financial Center, Boston, MA 02110, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                            RUSSELL INSURANCE FUNDS
                                  909 A Street
                            Tacoma, Washington 98402
                            Telephone (800) 972-0700
                          In Washington (253) 627-7001

MONEY MANAGERS

    MULTI-STYLE EQUITY FUND

    Alliance Capital Management, L.P
    Equinox Capital Management Inc.
    Westpeak Investment Advisors, LP

    AGGRESSIVE EQUITY FUND

    Rothschild Asset Management, Inc.
    Westpeak Investment Advisors, LP

    NON-U.S. FUND

    J.P. Morgan Investment Management, Inc.
    Oechsle International Advisors
    The Boston Company Asset Management, Inc.

    CORE BOND FUND

    Pacific Investment Management Company
    Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT

    Frank Russell Investment Management Company
    909 A Street
    Tacoma, Washington 98402

CONSULTANT

    Frank Russell Company
    909 A Street
    Tacoma, Washington 98402

DISTRIBUTOR

    Russell Fund Distributors, Inc.
    909 A Street
    Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P.
    One Post Office Square
    Boston, Massachusetts 02109

LEGAL COUNSEL

    Stradley, Ronon, Stevens & Young, LLP
    2600 - One Commerce Square
    Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES

    909 A Street
    Tacoma, Washington 98402
    (800) 832-6688
    In Washington (253) 627-7001

                               RUSSELL INSURANCE FUNDS
                                     909 A Street
                               Tacoma, Washington 98402
                               Telephone (800) 972-0700
                             In Washington (253) 627-7001


                         STATEMENT OF ADDITIONAL INFORMATION


                                     May 1, 1998


     Russell Insurance Funds ("RIF") is a single legal entity organized as a business trust under the laws of the Commonwealth of Massachusetts. RIF operates four investment portfolios, each referred to as a "Fund":

As of the date of this Statement of Additional Information, RIF is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the Fund's name.


     Fund                Fund Inception Date      Prospectus Date
     ----                -------------------      ---------------
Multi-Style Equity         January 2, 1997          May 1, 1998
Aggressive Equity          January 2, 1997          May 1, 1998
Non-U.S. Fund              January 2, 1997          May 1, 1998
Core Bond                  January 2, 1997          May 1, 1998

The Funds had aggregate net assets of $78,573,887 on April 1, 1998.

The Funds serve as the investment base for a variety of insurance products (the "Policies") to be issued by one or more insurance companies (each referred to herein as an "Insurance Company").

This Statement of Additional Information supplements or describes in greater detail information concerning RIF and the Funds contained in the Prospectus of the Funds dated May 1, 1998. This Statement is not a Prospectus; the Statement should be read in conjunction with the Funds' Prospectus. Prospectuses may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this Statement of Additional Information for future reference.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This statement incorporates by reference the Investment Company's Annual Reports to shareholders for the year ended December 31, 1997. Copies of the Funds' Annual Report accompany this statement.

                                  TABLE OF CONTENTS

                                                                           Page
                                                                           ----

STRUCTURE AND GOVERNANCE                                                     1
     Organization and Business History                                       1
     Shareholder Meetings                                                    1
     Controlling Shareholders                                                1
     Trustees and Officers                                                   2

OPERATION OF INVESTMENT COMPANY                                              5
     Service Providers                                                       5
     Consultant                                                              6
     Manager                                                                 6
     Money Managers                                                          7
     Distributor                                                             8
     Custodian                                                               8
     Transfer and Dividend Disbursing Agent                                  8
     Independent Accountants                                                 8
     Fund Expenses                                                           8
     Valuation of Fund Shares                                                9
     Portfolio Transaction Policies                                          9
     Portfolio Turnover Rate                                                 9
     Brokerage Allocations                                                  10
     Brokerage Commissions                                                  11
     Yield and Total Return Quotations                                      13

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS                   14
     Investment Restrictions                                                14
     Investment Policies                                                    16
     Certain Investments                                                    16

TAXES                                                                       30

RATINGS OF DEBT INSTRUMENTS                                                 34

FINANCIAL STATEMENTS                                                        41

                               STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIF was originally organized as a Maryland corporation, and on July 11, 1996, was reorganized as a Massachusetts business trust.

RIF is currently organized and operates under a Master Trust Agreement dated July 11, 1996 and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of RIF or Fund, respectively.

RIF is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.

Under the Master Trust Agreement, RIF's Funds are authorized to issue shares of beneficial interest in one or more classes. The Funds do not presently offer shares in multiple classes, although they may do so in the future.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

SHAREHOLDER MEETINGS. RIF will not have an annual meeting of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board of Trustees, (ii) upon written request to the Board by shareholders holding at least 10% of the outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of RIF, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of RIF's shares outstanding. Insurance companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder "controls" RIF.

The following shareholders owned 5% or more of the voting shares of RIF or of the Funds at March 31, 1998:

Multi-Style Equity: Security Equity Life Insurance Co., 84 Business Park Suite 303, Armont, NY 10504, 53.78%, record; General American Life Insurance, 700 Market Street, St. Louis, MO 63101, 33.55%, record; Cova Financial Services Life Insurance Co. d.b.a. Cova Variable Annuity Account One, One Tower Lane Suite 3000, Oakbrook Tereace, IL 60181-4644, 12.26%, record.

Aggressive Equity: Security Equity Life Insurance Co., 68.91%, record; General American Life Insurance, 26.79%, record.

Non U.S.: Security Equity Life Insurance Co., 43.55%, record; General American Life Insurance, 41.76%, record; Cova Financial Services Life Insurance Co. d.b.a. Cova Variable Annuity Account One, 14.04%, record.

Core Bond: Security Equity Life Insurance Co., 37.26%, record; General American Life Insurance, 39.75%, record; Cova Financial Services Life Insurance Co. d.b.a. Cova Variable Annuity Account One, 22.63%, record.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operations of RIF. The officers, all of whom are employed by Frank Russell Investment Management Company ("FRIMCo") or its affiliates, are responsible for the day-to-day management and administration of RIF's operations. RIF paid $56,315.80 for the year ended December 31, 1997. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. The Funds' officers and employees, including those who are Trustees, are paid by Frank Russell Investment Management Company or its affiliates.

The following table lists the Trustees and officers and their positions with RIF, their present and principal occupations during the past five years, and the mailing addresses of Trustees who are not affiliated with RIF. The mailing address for all Trustees and officers affiliated with RIF is Russell Insurance Funds, 909 A Street, Tacoma, WA 98402.

An asterisk (*) indicates that the Trustee or officer is an "interested person" of RIF as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*George F. Russell, Jr. -- 65 years old -- Trustee and Chairman of the Board. Trustee and Chairman of the Board, Frank Russell Investment Company; Director, Chairman of the Board and Chief Executive Officer, Russell Building
Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc.; Frank Russell Trust Company,
Frank Russell Investments (Delaware), Inc.; Director, Frank Russell
Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

*Lynn L. Anderson -- 59 years old -- Trustee, President and Chief
Executive Officer. Trustee, President and Chief Executive Officer, Frank Russell Investment Company; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, SsgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; November 1995 to June 1993, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

Paul E. Anderson -- 66 years old -- Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Frank Russell Investment Company. 1996 to Present, President, Forest Limited Partnership; 1984 to 1996, President, Vancouver Door Company, Inc.

Paul Anton, Ph.D. -- 78 years old -- Trustee. PO Box 1337, Gig Harbor, Washington 98335. Trustee, Frank Russell Investment Company. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

William E. Baxter -- 72 years old -- Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Frank Russell Investment Company. Retired.

Lee C. Gingrich -- 67 years old -- Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Frank Russell Investment Company. President, Gingrich Enterprises, Inc. (Business and Property Management).

Eleanor W. Palmer -- 71 years old --Trustee. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, WA 98335. Trustee, Frank Russell Investment Company and Director, Frank Russell Trust Company.

*George W. Weber -- 46 years old -- Treasurer and Chief Accounting Officer. Treasurer and Chief Accounting Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director, Funds Administration and Operations of Frank Russell Investment Management Company, Russell Funds Distributors, Inc and Frank Russell Trust Comany; Senior Vice President and Fund Treasurer of the SSgA Funds (investment company); March 1993 to January 1996, Vice President, Operations, Funds Management, J.P. Morgan.

*Randall P. Lert -- 44 years old -- Director of Investments. Director of Investments, Frank Russell Investment Company, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1, 1990 to November 1993, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege -- 56 years old -- Secretary and General Counsel. Secretary and General Counsel, Frank Russell Investment Company; Director, Secretary and General Counsel, Russell Fidiciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director - Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank

Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company, S.A., Frank Russell Japan Co. Ltd, Frank Russell Company (NZ) Limited, Russell Investment Nominee Co. PTY Ltd and Frank Russell Investments (UK) Ltd.; From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation.

--------------------------------------------------------------------------------------------------
                                        TRUSTEE COMPENSATION TABLE
--------------------------------------------------------------------------------------------------

                         Aggregate      Pension or          Estimated Annual    Total Compensation
                         Compensation   Retirement          Benefits Upon       From RIF and Fund
     Trustee             from RIF       Benefits Accrued    Retirement          Complex Paid to
                                        as part of RIF                          Trustees
                                        Expenses
--------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0             $0                  $0                  $0
--------------------------------------------------------------------------------------------------
Paul E. Anderson         $11,263.16*    $0                  $0                  $31,263.16**
--------------------------------------------------------------------------------------------------
Paul Anton, PhD.         $11,263.16*    $0                  $0                  $31,263.16**
--------------------------------------------------------------------------------------------------
William E. Baxter        $11,263.16*    $0                  $0                  $31,263.16**
--------------------------------------------------------------------------------------------------
Lee C. Gingrich          $11,263.16*    $0                  $0                  $31,263.16**
--------------------------------------------------------------------------------------------------
Eleanor W. Palmer        $11,263.16*    $0                  $0                  $31,263.16**
--------------------------------------------------------------------------------------------------
George F. Russell, Jr.   $0             $0                  $0                  $0*
--------------------------------------------------------------------------------------------------

* The Trustees received $3,263.16 for 1996 in addition to the $8,000 for services in 1997.

** The Trustees received $20,000 for service on the Frank Russell Investment Company Board.


                           OPERATION OF INVESTMENT COMPANY

SERVICE PROVIDERS. Most of RIF's necessary day-to-day operations are performed by separate business organizations under contract to RIF. The principal service providers are:

Consultant                         Frank Russell Company

Manager, Transfer and Dividend     Frank Russell Investment Management Company
  Disbursing Agent

Money Managers                     Multiple professional discretionary
                                   investment management organizations

Custodian and Portfolio            State Street Bank and Trust Company
  Accountant

Distributor                        Russell Fund Distributors, Inc.

CONSULTANT. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing and reorganizing RIF and provides ongoing consulting services, described in the Prospectus, to RIF and FRIMCo. FRIMCo does not pay Frank Russell Company an annual fee for consulting services. FRIMCo does not pay Frank Russell Company an annual fee for consulting services.

Frank Russell Company provides comprehensive consulting and Money Manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris), Frank Russell Company (N.Z.) Limited (New Zealand) and Frank Russell Investments (Delaware), and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers, through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business as a member of the New York Stock Exchange. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investment (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to U.S. personnel seconded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Rusell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402.

MANAGER. FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties, such as the Money Managers and custodian. FRIMCo also develops the investment programs for each of the Funds, selects Money Managers for the Funds (subject to approval by the Board of Trustees), allocates assets among the Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over assets invested in the Funds' Liquidity Portfolios. (See, "Investment Policies---Liquidity Portfolios.") FRIMCo also acts as RIF's transfer agent, dividend disbursing agent. FRIMCo, as agent for RIF, pays the Money Managers' fees for the Funds, as a fiduciary for the Funds.

Each of the Funds pays an annual management fee to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. FRIMCo, on behalf of RIF, uses a portion of the Management Fee to pay the Money Managers' fees for the Funds. In doing so, FRIMCo acts as a fiduciary for the Funds.

FRIMCo operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

For the period January 2, 1997 (commencement of operations) to December 31, 1997, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $372,191 before waivers and/or reimbursements. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the following table, of the average daily net assets of the applicable Fund.


                              ANNUAL RATE                        ANNUAL RATE
                              -----------                        -----------
Multi-Style Equity               0.78%            Non-US            0.95%
Aggressive Equity                0.95             Core Bond         0.60


FRIMCo has voluntarily agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionaly, FRIMCo has voluntarily agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. In 1997, the Funds also received a Custodian Fee Waiver from State Street Bank. This waiver was in effect through December 31, 1997.

The expense caps and waivers as of December 31, 1997 were as follows:


                        EXPENSE CAP     MANAGEMENT      CUSTODIAN FEES     TOTAL EXPENSE
                                        FEES WAIVED         WAIVED           REDUCTION
                      --------------------------------------------------------------------
Multi-Style Equity         0.92%         $  61,920       $   70,798          $ 132,718
Aggressive Equity          1.25             34,172           84,542            118,714
Non-US                     1.30             35,823          116,412            152,235
Core Bond                  0.80             43,221           64,682            107,903

FRIMCo also provides, through its Russell Private Investment Division, investment advisory, consulting and money manager evaluation services to high net work individuals and families.

FRIMCo is a wholly owned subsidiary of Frank Russell Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

MONEY MANAGERS. The Money Managers have no affiliations or relationships with RIF or FRIMCo, other than as discretionary managers for all or a portion of a Fund's portfolio, except some Money Managers (and their affiliates) may effect brokerage transactions for the Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). The Money Managers may serve as advisers or discretionary managers for Frank Russell Trust Company, Frank Russell Investment Company, other consulting clients of Frank Russell Company, and/or for accounts which have no business relationship with the Frank Russell Company organization.

From its management fees, FRIMCo, as agent for RIF, pays all fees to the Money Managers for their investment selection services. Quarterly, each Money Manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the Money Manager. From its management fees, FRIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the period ended December 31, 1997, management fees paid to the money managers were: Multi-Style $45,969; Aggressive Equity $65,076; Non-US $23,814; and Core Bond $13,536. Fees paid to the Money Managers are not affected by any voluntary or statutory expense limitations. Some Money Managers may receive investment research prepared by

Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.

DISTRIBUTOR. Russell Fund Distributors, Inc. serves as the distributor of Investment Company shares. The distributor receives no compensation from RIF for its services. The distributor is a wholly owned subsidiary of FRIMCo and its mailing address is: 909 A Street, Tacoma, WA 98402.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company ("State Street") serves as the custodian for RIF. State Street also provides fund accounting, yield calculation and tax accounting services for each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid the following annual fees, which will be billed and payable on a monthly basis:

CUSTODY:

Domestic Custody - (i) $3,000 per portfolio per fund; (ii) First $10 billion in average daily net assets - 0.75%, Over $10 billion - 0.65%. Global Custody -
(i) First $500 million in month end net assets - 0.11% - 0.35%, Over $500 million - 0.03% - 0.35% depending on the geographic classification of the investments in the international funds (ii) a transaction charge ranging from $25 - $100 depending on the geographic classification of the investments in the international funds. All Custody - (i) Portfolio transaction charges range from $6.00 - $25.00 depending on the type of transaction; (ii) Futures and Options charges range from $8.00 - $25.00; (iii) monthly pricing fees of $375.00 per portfolio and $6.00 - $11.00 per security; (iv) on-line access charges of $2,500 per fund; and (v.) Reimbursement of out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on uninvested cash balances will be used to offset the Funds' custodian expense.

FUND ACCOUNTING:

Domestic Fund Accounting - (i) $10,000 per portfolio; and (ii) 0.015% of average daily net assets. International Fund Accounting - (I) $24,000 per portfolio per year; and (ii) 0.03% of month end net assets. YIELD CALCULATION SERVICES - $4,200 per fixed income fund. TAX ACCOUNTING SERVICES - $8,500 per Equity Fund, $11,000 per Fixed Income Fund, and $15,000 per Global Fund.
The mailing address for State Street Bank and Trust Company is: 1776 Heritage Drive, North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as the transfer agent for RIF. For this service, FRIMCo is paid the following asset-based fee: $0-$25 million - 7 basis points; $26-$50 million - 5 basis points; $51-$100 million -3 basis points; $101-$500 million - 2 basis points; and over $500 million - 1 basis point. The Board of Trustees have approved a new fee arrangement to be effective May 18, 1998, pursuant to which FRIMCo will be paid a per account fee for transfer agency and dividend disbursing services provided to the Trust. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCo is also reimbursed by RIF for certain out-of-pocket expenses, including postage, taxes, wires, stationery, and telephone. FRIMCo's mailing address is: 909 A Street, Tacoma, WA 98402.

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the independent accountants of RIF. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and tax returns. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual management fee payable to FRIMCo. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, fund accounting, tax accounting, dividend disbursement, state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; deferred organizational expenses; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

FRIMCo may, from time to time, voluntarily agree to reimburse Fund expenses in excess of certain limits on an annualized basis. These limits may be changed or rescinded at any time to certain of the Funds.

VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund on each business day in which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (the "Exchange") is open for trading. Currently, the Exchange is open for trading every weekday except New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Non-U.S. Fund's portfolio securities actively trade on foreign exchanges, which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a Money Manager independently from other Money Managers. Thus, one Money Manager could be selling a security when another Money Manager for the same Fund is purchasing the same security, thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of Money Managers may also result in a significant number of portfolio sales and purchases, as the new Money Manager restructures the former Money Manager's portfolio.

The Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

The annualized portfolio turnover rates as of January 2, 1997 (commencement of operations) to December 31, 1997 were:

                                                       YEARS ENDED
                                                  --------------------
                                                        12/31/97
     Multi-Style Equity                                  64.95
     Aggressive Equity                                   91.56
     Non-US                                              68.54
     Core Bond                                           53.86


A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes").

BROKERAGE ALLOCATIONS. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions; on non-U.S. exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is either made by the Money Manager or by FRIMCo when directing commissions under Section 28(e) of the Securities Exchange Act of 1934 for Brokerage and research services. RIF's Agreements with the Management Company and the Money Managers provide, in substance and subject to specific directions from officers of the Funds or Management Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Securities will ordinarily be purchased from the primary markets, and the Money Manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, those agreements authorize FRIMCo and the Money Manager, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds, FRIMCo and/or to the Money Manager (or their affiliates). FRIMCo and the Money Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. RIF, FRIMCo or the Money Manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the Money Manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF's procedures adopted in accordance with Rule 17e-1 of 1940 Act. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices.

Frank Russell Securities, Inc., an affiliate of FRIMCo, refunds up to 70% of the commissions paid to the Funds effecting such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by Money Managers on behalf of the Funds through Frank Russell Securities, Inc. at the request of the Manager, research services obtained from third party service providers at market rates are provided to the Funds by Frank Russell Securities, Inc. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Funds through Frank Russell Securities, research services provided by Frank Russell Company and Russell Data Services are provided to the Money Managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by Multi-Style Equity, Aggressive Equity and Non-US Funds.

BROKERAGE COMMISSIONS. The Board of Trustees reviews, at least annually, the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Frank Russell Company maintains an extensive database showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or the Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a

Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

During the last year, the brokerage Commissions paid by the Funds were:



                                        YEARS ENDED DECEMBER 31,

                                                  1997
Multi-Style Equity*                            $ 36,614
Aggressive Equity*                               39,991
Non-US*                                          22,186
                                               ----------
Total                                          $ 98,791
                                               ----------
                                               ----------


*Commenced operations on January 2, 1997

The Core Bond Fund normally does not pay a stated brokerage commission on transactions.

During the year ended December 31, 1997, none of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.

Gross brokerage commissions received by affiliated broker/dealer from affiliated and non-affiliated money managers for the year ended December 31, 1997 from portfolio transactions effected for the Funds were as follows:


Affiliated Broker/Dealer                Commissions         Percent of Total Commissions
Dresdner Bank AG                         $     100                      .10%
Frank Russell Securities                    11,113                    11.25%
J.P. Morgan Securities, Inc.                    80                      .08%
Kleinwort Benson North America                 180                      .18%
Total Affiliated Commissions                11,473                    11.61%

The percentage of total affiliated transactions (relating to trading activity) to total transactions during 1997 for the Funds was 12.6%.

During the year ended December 31, 1997, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of December 31, 1997, was as follows:

                          Bear        Jeffries &       Morgan
    Fund                 Stearns       Company        Stanley
--------------------------------------------------------------
Multi-Style Equity                                    378,000
Aggressive Equity                     106,000
Core Bond                101,000

At December 31, 1997, the Funds did not have any holdings in the following top 10 broker-dealers:

-- Frank Russell Securities    -- Instinet Corp.               -- Merrill Lynch,
-- Bernstine & Sanford         -- Investment Technology Group     Pierce, Fenner
-- ESI Securities              -- Lewco

YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute their average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission (the "SEC"). Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                          n
                    P(1+T)  = ERV

Where:         P =   a hypothetical initial payment of $1,000;
               T =   average annual total return;
               N =   number of years; and
               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five, or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Funds are reported in the Prospectus.

Yields are computed by using standardized methods of calculation required by the SEC. Yields for Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                                6
               YIELD = 2[(a-b+1) -1]
                       -------------
                            cd


Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

The yields for the Funds investing primarily in fixed-income instruments are reported in the Prospectus. Yield may fluctuate daily and does not provide a basis for determining future yields.

Each Fund may, from time to time, advertise non-standard performances, including average annual total return.

Each Fund may compare its performance with various industry standards of performance, including the VARDS Report, Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

              INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund has certain fundamental investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that Fund. Other policies may be changed by the Funds without shareholder approval. The Funds' investment objectives are set forth in the Prospectus.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. No Fund will:

1. Invest in any security if, as a result of such investment, less than 75% of its assets would be represented by cash; cash items; securities of the U.S. government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund.

2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities), but such concentration may occur incidentally as a result of changes in the market value of portfolio securities.

3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

4.   Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs, except stock index and financial futures contracts.

7. Borrow amounts more than 5% of the Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that a Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts and options written are not deemed a pledge of assets.

8. Purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

9. Engage in the business of underwriting securities issued by others or purchase securities.

10. RIF will not participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act, and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any Money Manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account.

11. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; (ii) the entry into "repurchase agreements"; or (iii) the lending of portfolio securities in the manner generally described and in the Prospectus section "Investment Policies -- Lending Portfolio Securities."

12. Purchase or sell options except to the extent permitted by the policies set forth in the sections "Certain Investments -- Options on Securities and Indices", "Certain Investments -- Foreign Currency Options", "Certain Investments -- Futures Contracts and Options on Future Contracts" and "Certain Investments -- Forward Foreign Currency Exchange Contracts" below.

13. RIF will not purchase the securities of other investment companies except to the extent permitted by the 1940 Act, and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act.

14. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Fund, including the Fund's Money Managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

15. Invest more than 5% of the current market value of its assets in warrants nor more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this limitation.

16. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Fund, or one or more of the officers or directors of the Money Manager responsible for the investment, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities. Compliance with this policy by the Fund's Trustees and officers is monitored by Fund officers.

INVESTMENT POLICIES.

CASH RESERVES. Each Fund may invest it's cash reserves in one or more unaffiliated money market funds. Such investments will not exceed 15% of the investing Fund's net assets.

LIQUIDITY PORTFOLIOS. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect a Fund's performance since the Money Manager sells the securities for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests.

The holding of significant amounts of cash is contrary to the investment objectives of each of the Funds. The more cash the Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks.

A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a Money Manager selected for this purpose create an equity exposure for each equity funds cash reserves through the use of options and futures contracts. This will enable the Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.

Liquidity Portfolios will be used for each of the Funds except the Core Bond
Fund.

CERTAIN INVESTMENTS.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with the seller--a bank or securities dealer--who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in U.S. government securities whose credit worthiness is continually monitored and found satisfactory by the Funds' Money Managers.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's Money Managers to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

HIGH RISK BONDS. The Funds, other than the Core Bond Fund, do not invest assets in securities rated less than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by the Money Managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade." The Funds, other than the Core Bond Fund, will dispose of securities which they have purchased which drop below these minimum ratings.

Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

RISK FACTORS. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities owned by the Fund defaults, the Core Bond Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Core Bond Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Core Bond Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the credit worthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Core Bond Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The Money Managers of the Core Bond Fund may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

ILLIQUID SECURITIES. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

DELAYED DELIVERY TRANSACTIONS. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" or "when-issued" transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment or when issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the Non-U.S. Fund may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to the Non-U.S. Fund if the other party to the "free trade" transaction fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.

OPTIONS AND FUTURES. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that the Funds' Board determines that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

DEPOSITORY RECEIPTS. Each Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, the Fund's investment in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S.

dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities entered into a deposit agreement the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

OPTIONS ON SECURITIES AND INDEXES. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value or the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price multiplied by the number of contracts multiplied by a multiplier, of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

If an option written by a Fund expires, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short-term, depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a short-term capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long- term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing bid price.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN CURRENCY OPTIONS. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires, while a call option gives the purchaser the right to sell the foreign currency at such price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for the Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000-Registered Trademark-; Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Funds avoid being deemed a "commodity pool," the Funds are limited in their futures activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions which do not qualify under that hedging test, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of the Fund as determined under the CFTC Rules.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit worthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions: may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

HEDGING STRATEGIES. Stock index futures contracts may be used by the Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds, except the Core Bond Fund. As a result, such a Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indices for which futures contracts have been purchased. Thus, each such Fund's cash reserves always will be fully exposed to equity market performance.

Financial futures contracts may be used by the Non-U.S. and Core Bond Funds as a hedge during or in anticipation of interest rate changes.

The Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

FOREIGN CURRENCY FUTURES CONTRACTS. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. When a Money Manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

RISK FACTORS. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting a Fund's hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions: may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds may engage in forward foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). A Fund may, however, enter into a position hedging transaction with respect to a currency other than that held in the Fund's portfolio, if such a transaction is deemed a hedge. If a Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transations may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Forward foreign currency transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (e) lesser trading volume and (f) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

INDEXED COMMERCIAL PAPER. Indexed commercial paper is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S.-dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

U.S. GOVERNMENT OBLIGATIONS. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and
(2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase U.S. government obligations on a forward commitment basis.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment its interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as 90-day U.S. Treasury Bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed income obligations with a fixed interest rate.

ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (i) do not pay current interest and are issued at a substantial discount from par value, (ii) have been stripped of their unmatured interest coupons and receipts or (iii) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage-related and other asset-backed securities the Funds may invest in include the securities described below:

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loans institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

     RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

     MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications -- General Obligation Bonds and Revenue Bonds.

          GENERAL OBLIGATION BONDS - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

          REVENUE BONDS - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

          INDUSTRIAL DEVELOPMENT BONDS - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

     MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

          TAX ANTICIPATION NOTES - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

          BOND ANTICIPATION NOTES - are issued in expectation of a municipality issuing a longer term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

          REVENUE ANTICIPATION NOTES - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

          CONSTRUCTION LOAN NOTES - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

          PRE-REFUNDED MUNICIPAL BONDS - are bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury Securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

          TAX FREE COMMERCIAL PAPER - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

          TAX FREE FLOATING AND VARIABLE RATE DEMAND NOTES - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

          TAX FREE PARTICIPATION CERTIFICATES - are tax free floating or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. The Funds' Money Managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

          A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the Money Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' Money Managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain the required quality of its investment portfolio.

          The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

The Funds will enter into put and stand-by commitments with institutions, such as banks and broker-dealers, that the Funds' Money Managers continually believe satisfy the Funds' credit quality requirements. The ability of a Fund to exercise the put or stand-by commitment may depend on the seller's ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit a Fund from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds' management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, "Certain Investments -- Municipal Notes -- Tax-Free Participation Certificates.")

FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.


                                        TAXES

In order to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (exclusive of losses), or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

As noted in the Prospectus, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. For information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectus for the variable contracts.

The Funds will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for variable contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the variable contracts and the holders thereof.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The use of hedging instruments, such as options and futures contracts, involves specialized and complex rules that will determine the amount and character for income tax purposes of the income received in connection therewith by the Fund and thereby affect, among other things, the amount and proportion of distributions that will be taxable to shareholders as ordinary income or capital gain.

As described above and in the Prospectuses, the Funds may buy and sell foreign currencies and options on foreign currencies, and may enter into forward currency contracts and currency futures contracts. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as a regulated investment company. As a general rule, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date that the debt securities are acquired and the date of disposition, gains and losses from the disposition of foreign currencies, and gains and losses attributable to options on foreign currencies, forward currency contracts and currency futures contracts will be treated as ordinary income or loss.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

As noted above and in the Prospectus, the Funds may acquire forward currency contracts, currency futures contracts and options on foreign currencies to hedge their risk of currency fluctuations with regard to property held or to be held by the Funds, and before the close of the day on which the Funds enter into the contract or option, the Funds will, as a general rule, identify on their records that the contract or option was entered into as part of a hedging transaction. If the Funds were to invest in a forward currency contract, currency futures contract or option on a foreign currency and offsetting positions in such contracts or options, and if the two offsetting positions were characterized as a straddle (as opposed to a hedge) for federal income tax purposes, then the Funds might not be able to receive the benefit of certain realized losses from the liquidation of one of those positions for an indefinite period of time (i.e., until the gain position and any successor positions are disposed of). The Funds expect that their activities with respect to forward foreign currency contracts, currency futures contracts and options on foreign currencies will not require it, as a general rule, to have to treat such contracts or options as straddle positions for federal income tax purposes. Under current law, unless certain requirements are satisfied, the Funds, will be required to calculate separately certain gains and losses attributable to certain of their forward currency contracts, currency futures contracts and options on foreign currencies even if the Funds acquired the contract or option to hedge their risk of currency fluctuations with regard to capital assets held or to be held by the Funds.

To the extent that the Fund's forward contracts, currency futures contracts or options on foreign currencies can be classified as either regulated futures contracts or foreign currency contracts (as described in section 1256(b) of the Code) (collectively referred to herein as "section 1256 contracts"), such investments will be taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Funds may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule (except for certain currency related activities as described above in which gain or loss is treated as ordinary income or loss), gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Funds and the amount of distributions taxable to a shareholder. Moreover, if the Funds invested in both section 1256 contracts and offsetting positions with respect to such contracts, then the Funds might not be able to receive the benefit of certain realized losses for an indeterminate period of time (i.e., until disposition of the "gain leg" of the straddle and any successor position). The Funds expect that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of ordinary income, capital gains, dividends, or distributions than actually realized or received by the Funds and (b) will permit it to use substantially all of the losses of the Funds for the fiscal years in which such losses actually occur.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially in any given fiscal year as compared to a fund that did not engage in such hedging transactions.

Income (excluding certain gains) from transactions in options and futures contracts derived by the Fund with respect to its business of investing in securities, will qualify as permissible income under the Income Requirement.

The Fund anticipates engaging in hedging transactions that are intended to qualify for this treatment, but at the present time it is not clear whether this treatment will be available to all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

If a call option written by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. If the Fund terminates its obligations under a call option it has written, or if the Fund writes a put option terminating its rights as the holder of a put option, the Fund will realize a short-term capital gain or loss, depending on whether the cost of the closing transaction is less than or exceeds the premium received when the option was written. If a call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security and will realize a long-term or short-term capital gain and loss, depending on the holding period of the underlying security and on whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the optioned security.

If an option purchased by a Fund expires, the Fund generally will realize a capital loss equal to the cost of the option, long-term if the option was held for more than one year. If the Fund sells the option, it generally will realize a capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option plus the transaction costs. If the Fund exercises a call option, the cost of the option will be added to the basis of the security purchased. If the Fund exercises a put option, it will realize a capital gain or loss (depending on the Fund's basis for the underlying security), which will be long-term or short-term depending on the holding period of the underlying security. Any such capital gain will be decreased (or loss increased) by the premium paid for the option.

FOREIGN INCOME TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate on such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. Under the Internal Revenue Code, the Non-U.S. Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

STATE AND LOCAL TAXES. Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                            RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

     MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the


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

     modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     STANDARD & POOR'S RATINGS GROUP ("S&P"):

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

     BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual implied BB or BB- rating.

     CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.


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

     C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

     MOODY'S:

     Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

     MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

     MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     S&P:

     A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2--Satisfactory capacity to pay principal and interest.

     S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-1+") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

     MOODY'S:

     Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

     Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed;
     (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

     Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     S&P:

     Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     DUFF & PHELPS, INC.:

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- --High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade

     Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

     Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

     Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.


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

     Default

     Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC.:

     In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.


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

     FITCH INVESTORS SERVICE, INC.:

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

     F-1+--Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1--Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2--Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

     F-3--Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-5--Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D--Default. Issues assigned this rating are in actual or imminent payment default.

     THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS:

     The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

     The TBW Short-Term Rating applies only to unsecured instruments that have a maturity of one year or less, and reflect the likelihood of an untimely payment of principal or interest.

     TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


                                 FINANCIAL STATEMENTS

The 1997 annual financial statements of the Funds, including notes to financial statements, financial highlights, and the Report of Independent Accountants, are included in the Investment Company's Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement of Additional Information and are incorporated herein by reference.


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